EXHIBIT 10.1(a)

     Amendment Agreement dated as of September 25, 1997 by and among International Sports Wagering Inc. (the "Company") and Barry Mindes.

                          W I T N E S S E T H:

     WHEREAS, the parties entered into an Employment Agreement dated as of May 22, 1995
(the "Agreement"); and

     WHEREAS, the parties desire to amend that Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of $10 and of the mutual promises herein contained, and agreeing to be legally bound hereby, the parties hereto agree as follows:

     1. A new Section 4.3 to the Agreement is hereby added effective as of the commencement as of the Term of the Agreement:

          "4.3 Notwithstanding the provisions of Section 4.2, in lieu of participating in the health insurance program provided by the Company for the benefit of all of its employees, the Employee may elect to participate in other medical insurance (and/or Medicare) and in such case the Company shall pay or reimburse the Employee, upon presentation of invoices therefor, for (i) any deductible or co-payments required to be paid by the Employee, (ii) any medical or hospitalization costs not reimbursed to the Employee by such other medical insurance (and/or Medicare) and (iii) the premiums for the
          Employee's existing life insurance policies in the amount of $200,000;
          provided that the aggregate payment or reimbursement to which the
          Employee shall be entitled for all of the foregoing during the Term of this
          Agreement shall be $25,200."

     2. Except as herein provided the Agreement shall continue in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties have executed this Amendment
Agreement as of the
date and year first above written.

                              INTERNATIONAL SPORTS WAGERING, INC.


                              By: /s/ Bernard Albanese

                                   Bernard Albanese, President


                              By:/s/ Barry Mindes

                                   Barry Mindes